Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

       N/A                                                  20-1177241
       (Jurisdiction of incorporation                       (I.R.S. Employer
       or organization if not a U.S.                        Identification No.)
       national bank)

       90 Christiana Road
       New Castle, Delaware                                 19702
       (Address of principal executive offices)             (Zip Code)

                             Warren L. Tischler, SVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                 OMI CORPORATION
               (Exact name of obligor as specified in its charter)

         The Republic of the Marshall Islands               52-2098714
         (State or other jurisdiction                       (I.R.S. Employer
         of incorporation or organization)                  Identification No.)

         One Station Place
         Stamford, CT                                       06902
         (203)602-6700                                      (Zip Code)
         (Address of principal executive offices)


                    2.875% Convertible Senior Notes due 2024
                         (Title of Indenture Securities)

                                     General

Item 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.       Not Applicable

Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)         (1)  Copy of the Articles of Association of HSBC Bank USA,
                    National Association.

T1A(ii)        (1)  Certificate of the Comptroller of the Currency dated July 1,
                    2004 as to the authority of HSBC Bank USA, National
                    Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)        (1)  Copy of the existing By-Laws of HSBC Bank USA, National
                    Association.

T1A(v)              Not applicable.

T1A(vi)        (2)  Consent of HSBC Bank USA, National Association required by
                    Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.

     (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

     (2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 22nd day of December, 2004.

                                            HSBC BANK USA, NATIONAL ASSOCIATION


                                            By:  /s/ Frank J. Godino
                                                --------------------------------
                                            Frank J. Godino
                                                Vice President

                                                                                                                   EXHIBIT T1A (vii)

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                  Expires March 31, 2007
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                                                                                    Please refer to page i, Table
                                                                                    of Contents, for the required
                                                                                    disclosure of estimated burden.              |1|

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2004    (20040630)
                                                     ------------
                                                      (RCRI 9999)


This report is required by law; 12 U.S.C.  ss.324 (State member      This  report  form is to be filed by banks  with  branches  and
banks);  12 U.S.C.  ss. 1817 (State  nonmember  banks);  and 12      consolidated  subsidiaries in U.S. territories and possessions,
U.S.C. ss.161 (National banks).                                      Edge or Agreement subsidiaries,  foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE:  The Reports of Condition and Income must be signed by an      The  Reports of  Condition  and Income  are to be  prepared  in
authorized officer and the Report of Condition must be attested      accordance with Federal regulatory authority instructions.
to  by  not  less  than  two  directors  (trustees)  for  State
nonmember  banks  and three  directors  for  State  member  and      We,  the  undersigned  directors  (trustees),   attest  to  the
National Banks.                                                      correctness   of  this  Report  of  Condition   (including  the
                                                                     Supporting  Schedules) and Declare That It has Been Examined by
I,  Joseph R. Simpson, Controller                                    us  and to the  best  of our  knowledge  and  belief  has  been
    ---------------------------------------------------              prepared in  conformance  with the  instructions  issued by the
    Name and Title of Officer Authorized to Sign Report              appropriate  Federal  regulatory  authority  and  is  true  and correct.

Of the named  bank do hereby  declare  that  these  Reports  of
Condition and Income (including the supporting  schedules) have been prepared in conformance  with the  instructions  issued by the appropriate  Federal  regulatory  authority and are true to
the best of my knowledge and believe.                                  /s/ Sal H. Alfieri
                                                                     ---------------------------------------------------------------
                                                                     Director (Trustee)
  /s/ Joseph R. Simpson                                                  /s/ Bernard J. Kennedy
---------------------------------------------------------------      ---------------------------------------------------------------
Signature of Officer Authorized to Sign Report                       Director (Trustee)
             11/9/04                                                     /s/ Martin Glynn
---------------------------------------------------------------      ---------------------------------------------------------------
Date of Signature                                                    Director (Trustee)

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SUBMISSION OF REPORTS

Each Bank must  prepare  its  Reports of  Condition  and Income      For  electronic  filing  assistance,  contact  EDS Call  report
either:                                                              Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                     (800) 255-1571.

(a)  in  electronic  form and then file the computer  data file      To fulfill the signature and  attestation  requirement  for the
     directly  with the  banking  agencies'  collection  agent,      Reports of Condition Electronic Data System and Income for this
     Corporation (EDS), by modem or computer diskette; or            report date,  attach this signature page to the hard-copy f the completed report that the bank places in its files.

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

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FDIC Certificate Number          | 5 | 7 | 8 | 9 | 0 |
                                 +---+---+---+---+---+
                                      (RCRI 9030)

--------------------------------------------------


http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA, NATIONAL ASSOCIATION
==============================---------------------------------      ---------------------------------------------------------------
     Primary Internet Web Address of Bank (Home Page), if any        Legal Title of Bank (TEXT 9010)
     (TEXT 4087)

     (Example:  www.examplebank.com)                                 Wilmington
                                                                     ---------------------------------------------------------------
                                                                     City (TEXT 9130)

                                                                     DE                                         19801
                                                                     ---------------------------------------------------------------
                                                                     State Abbrev. (TEXT 9200)           ZIP Code (TEXT 9220)

               Board of Governors of the Federal Reserve System,
Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA, National Association                              of  Buffalo
--------------------------------------------------------------------------------
  Name of Bank                                                       City

in the state of New York, at the close of business September 30, 2004


ASSETS
                                                                                      Thousands of dollars
Cash and balances due from depository institutions:
                                                                                            --------------
a.  Non-interest-bearing balances currency and coin                                           $  3,454,959
--------------------------------------------------------------------------------------------
b.  Interest-bearing balances                                                                    2,076,244
--------------------------------------------------------------------------------------------
    Held-to-maturity securities                                                                  3,741,506
--------------------------------------------------------------------------------------------
    Available-for-sale securities                                                               14,349,537
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    Federal funds sold and securities purchased under agreements to resell:
----------------------------------------------------------------------------------------------------------
a.  Federal  funds sold in domestic  offices                                                     1,150,000

b.  Securities  purchased under agreements to resell                                             5,038,148
                                                                                              ------------
Loans and lease financing receivables:
                                                                                              ------------
    Loans and leases held for sale                                                            $  1,320,163
----------------------------------------------------------------------------------------------------------
    Loans and leases net of unearned income                                     $ 65,438,311
--------------------------------------------------------------------------------------------
    LESS: Allowance for loan and lease losses                                        339,332
----------------------------------------------------------------------------------------------------------
    Loans and lease, net of unearned income, allowance, and reserve                           $ 65,098,979
--------------------------------------------------------------------------------------------
    Trading assets                                                                              15,031,627
--------------------------------------------------------------------------------------------
    Premises and fixed assets                                                                      602,577
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Other real estate owned                                                                             11,347
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Investments in unconsolidated subsidiaries                                                         270,750
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Customers' liability to this bank on acceptances outstanding                                        86,959
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Intangible assets: Goodwill                                                                      2,094,740
--------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                         378,843
--------------------------------------------------------------------------------------------
Other assets                                                                                     3,748,120
--------------------------------------------------------------------------------------------
Total assets                                                                                   118,454,499
----------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                                            --------------
    In domestic offices                                                                         52,730,085
----------------------------------------------------------------------------------------------------------
    Non-interest-bearing                                                           7,637,394
--------------------------------------------------------------------------------
    Interest-bearing                                                              45,092,691
----------------------------------------------------------------------------------------------------------
In foreign offices                                                                              23,319,518
----------------------------------------------------------------------------------------------------------
    Non-interest-bearing                                                             340,118
--------------------------------------------------------------------------------
    Interest-bearing                                                              22,979,400
--------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
----------------------------------------------------------------------------------------------------------
a.  Federal funds purchased in domestic offices                                                    267,105
--------------------------------------------------------------------------------------------
b.  Securities sold under agreements to repurchase                                               1,292,039
----------------------------------------------------------------------------------------------------------

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Trading Liabilities                                                                             10,368,929
--------------------------------------------------------------------------------------------
Other borrowed money                                                                            15,443,222
--------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                     86,959
--------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                2,542,854
--------------------------------------------------------------------------------------------
Other liabilities                                                                                3,260,926
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                              109,311,637
----------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                        331
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EQUITY CAPITAL
----------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                            0
--------------------------------------------------------------------------------------------
Common Stock                                                                                         2,000
--------------------------------------------------------------------------------------------
Surplus                                                                                          7,622,743
--------------------------------------------------------------------------------------------
Retained earnings                                                                                1,560,994
--------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                             -43,206
--------------------------------------------------------------------------------------------
Other equity capital components                                                                          0
--------------------------------------------------------------------------------------------
Total equity capital                                                                             9,142,531
--------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                       118,454,499
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